Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Standard Register Company (the “Company”) on Form 10-K for the period ending December 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph P. Morgan, Jr., President and Chief Executive Officer, and I, Robert M. Ginnan, Vice President, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 6, 2009

/s/ JOSEPH P. MORGAN, JR.

Joseph P. Morgan, Jr.

President and Chief Executive Officer

/s/ ROBERT M. GINNAN

Robert M. Ginnan

Vice President, Treasurer and Chief Financial Officer